Variable Portfolio – Goldman Sachs Mid Cap Value Fund

Supplement dated September 14, 2012

to the Prospectus dated May 1, 2012

Goldman Sachs Asset Management, L.P. will continue to provide services to the Fund through November 16, 2012.

Effective on or about November 16, 2012, the following changes are hereby made to the Fund’s prospectus:

The name of the Fund is changed to Variable Portfolio-Victory Established Value Fund.

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). As of July 31, 2012, the capitalization range of the Index was between $235 million and $20.3 billion. The market capitalization range and the composition of the Index are subject to change.

The Fund may invest a portion of its assets in American Depository Receipts (ADRs). The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Victory Capital Management Inc. (Victory Capital or the Subadviser), which provides day-to-day portfolio management of the Fund.

The “Principal Risks of Investing in the Fund” in the Summary of the Fund is hereby revised to delete “Risks of Foreign/Emerging Markets Investing Risk” and “Sector Risk” and to add the following risks:

Depositary Receipts Risks.    Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Equity Risk.    Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company’s assets.

Manager Risk.    Manager risk is the risk that a Fund’s portfolio manager may implement its investment strategy in a way that does not produce the intended result.

The Subadviser and Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Subadviser:    Victory Capital Management, Inc.

Portfolio Manager	Title	Managed Fund Since
Gary H. Miller	Lead Portfolio Manager	November 2012
Jeffrey M. Graff	Co-Portfolio Manager, CFA	November 2012
Gregory M. Conners	Co-Portfolio Manager	November 2012
James M. Albers	Co-Portfolio Manager/Research Analyst, CFA	November 2012
Michael F. Rodarte	Co-Portfolio Manager/Research Analyst, CFA	November 2012

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-capitalization companies. For these purposes, the Fund considers mid-cap companies to be those whose market capitalization falls within the range of the Russell Midcap Value Index (the Index). As of July 31, 2012, the capitalization range of the Index was between $235 million and $20.3 billion. The market capitalization range and the composition of the Index are subject to change. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

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The Fund may invest a portion of its assets in American Depository Receipts (ADRs). The Fund invests in companies that are expected to benefit from either macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Victory Capital Management Inc. (Victory Capital or the Subadviser), which provides day-to-day portfolio management of the Fund.

When selecting investments for the Fund’s portfolio, Victory Capital looks for the following characteristics, among others:

•	consistent earnings growth;

•	stable earnings growth combined with dividend yield;

•	rising earnings prospects;

•	price-to-book ratios and price-to-earnings ratios that are generally lower than those prevalent in the market; and

•	the rate at which a stock’s price is rising.

The “Principal Risks of Investing in the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk

•	Depositary Receipts Risk

•	Equity Risk

•	Issuer Risk

•	Manager Risk

•	Market Risk

•	Mid-Cap Company Risk

•	Value Securities Risk

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Subadviser:    Victory Capital, which began serving as Subadviser to the Fund in November 2012, is located at 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144. Victory Capital, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Gary H. Miller, Lead Portfolio Manager. Mr. Miller is Chief Investment Officer of the Small Cap Value and Mid Cap Value products, and has been associated with Victory Capital or an affiliate since 1987. He has over 25 years of industry experience.

Jeffrey M. Graff, Co-Portfolio Manager, CFA. Mr. Graff has been associated with Victory Capital or an affiliate since 2001. He has over 17 years of industry experience.

Gregory M. Conners, Co-Portfolio Manager. Mr. Conners has been associated with Victory Capital or an affiliate since 1999. He has over 18 years of industry experience.

James M. Albers, Co-Portfolio Manager/Research Analyst, CFA. Mr. Albers has been associated with Victory Capital or an affiliate since 2001. He has over 7 years of industry experience.

Michael F. Rodarte, Co-Portfolio Manager/Research Analyst, CFA. Mr. Rodarte has been associated with Victory Capital or an affiliate since 2001. He has over 6 years of industry experience.

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